Exhibit 99.1

RARE Thinking for RARE Solutions Creating a World Leader in Ribosome Targeted Genetic Therapies April 2021

/ 2 Forward - looking statements This presentation contains forward - looking statements, which are generally statements that are not historical facts . Forward - looking statements can be identified by the words "expects," "anticipates," "believes," "intends," "estimates," "plans," "will," "outlook" and similar expressions . Forward - looking statements are based on management's current plans, estimates, assumptions and projections, and speak only as of the date they are made . We undertake no obligation to update any forward - looking statement in light of new information or future events, except as otherwise required by law . Forward - looking statements involve inherent risks and uncertainties, most of which are difficult to predict and are generally beyond our control . Actual results or outcomes may differ materially from those implied by the forward - looking statements as a result of the impact of a number of factors, including : the development of the Company’s readthrough technology ; the approval of the Company’s patent applications ; the Company’s ability to successfully defend its intellectual property or obtain necessary licenses at a cost acceptable to the Company, if at all ; the successful implementation of the Company’s research and development programs and collaborations ; the Company’s ability to obtain applicable regulatory approvals for its current and future product candidates ; the acceptance by the market of the Company’s products should they receive regulatory approval ; the timing and success of the Company’s preliminary studies, preclinical research, clinical trials, and related regulatory filings ; the ability of the Company to consummate additional financings as needed ; the impact of global health concerns, such as the COVID - 19 global pandemic, on our ability to continue our clinical and preclinical programs and otherwise operate our business effectively ; including successfully integrating the combined companies ; as well as those discussed in more detail in our Annual Report on Form 10 - K and our other reports filed with the Securities and Exchange Commission .

/ 3 * RDEB and JEB : Recessive Dystrophic and Junctional Epidermolysis Bullosa; APC : Adenomatous Polyposis Coli Eloxx + Zikani: Positioned to be the world leader in ribosome RNA - targeted genetic therapies Strengthened leadership Complementary platforms targeting the human ribosome Rare disease and oncology pipeline Compelling assets in CF • President and CEO: Sumit Aggarwal • Head of R&D: Dr. Vijay Modur • Eukaryotic Ribosome Selective Glycosides (ERSGs): Safer Aminoglycosides designed with human ribosome selectivity • TURBO - ZM  : Proprietary synthetic chemistry platform to design novel macrolide - based oral Ribosome Modulating Agents (RMAs) • ELX - 02: in Phase 2 development for Cystic Fibrosis (CF) – ELX - 02 data readout in 2H 2021 • Preclinical CF program from Zikani pipeline • Expect to file IND for RDEB* and JEB* program in 2022 • Advance programs in inherited and advanced colon cancer targeted at restoring APC* tumor suppressor protein

/ 4 Meet the new Eloxx Leadership Team Sumit Aggarwal President and CEO • 20+ years investing and transforming healthcare companies • Raised >$150M • Biotech Investor Vijay Modur Head of Research & Development • 20+ years in translation and drug development • Led Venglustat rare disease program at Sanofi Neil Belloff COO and General Counsel • 30+ years business and legal experience • GC and executive leadership roles Daniel Geffken Interim Chief Financial Officer • 30+ years building companies • Closed $2B in equity and debt financings for public and private companies

/ 5 Transaction overview • Eloxx issued ~ 7.6 million shares • Zikani stockholders have pro forma ownership ~ 16% of Eloxx • Silvia Noiman, Ph.D., and Martijn Kleijwegt stepped down from Eloxx Board • Alan Walts, Ph.D., and Raj Parekh, Ph.D., current Zikani directors, appointed to fill vacancies and serve out remaining terms Board changes Consideration

Strong advisors and collaborators supporting programs

Key collaborators

CYSTIC FIBROSIS FOUNDATION

ecfs

Hubrecht Institute

Rina Arbesfeld

KOL **FAP/APC**

TEL AVIV UNIVERSITY

Mei Chen

KOL **DEB**

Keck School of Medicine of USC

Key advisors

Prof. Eitan Kerem

Cystic Fibrosis

Former Head of Pediatrics Hadassah Hospital

Former SAB member Vertex

Keith Flaherty

Oncology, Chairman SAB

Loxo Oncology co-founder

HARVARD MEDICAL SCHOOL

Pedro Huertas

Clinical Translation

ex-CMO Eloxx, Shire

Eloxx Shire

Dr. David Sidransky

Oncology

Advaxis, Champions Oncology

JOHNS HOPKINS MEDICINE

Dr. Andrew South

Epidermolysis Bullosa

Jefferson Philadelphia University + Thomas Jefferson University

HOME OF SIDNEY KIMMEL MEDICAL COLLEGE

David Bedwell

Readthrough, Rare diseases

UAB THE UNIVERSITY OF ALABAMA AT BIRMINGHAM

6

Eloxx PHARMACEUTICALS

/ 7 RMA: Ribosome Modulating Agent; ERSG: Eukaryotic Ribosome Selective Glycoside Complementary human ribosome targeting technologies that address defects in protein translation Ribosome = “protein factory”: Correcting mRNA and ribosomal mutations Ribosome large subunit Ribosome small subunit mRNA Amino acid

/ 8 RMA: Ribosome Modulating Agent; ERSG: Eukaryotic Ribosome Selective Glycoside Complementary human ribosome targeting technologies that address defects in protein translation Ribosome = “protein factory”: Correcting mRNA and ribosomal mutations Truncated peptide chain = Loss of Function Premature stop codon Nonsense Mutations

/ 9 RMA: Ribosome Modulating Agent; ERSG: Eukaryotic Ribosome Selective Glycoside Complementary human ribosome targeting technologies that address defects in protein translation Ribosome = “protein factory”: Correcting mRNA and ribosomal mutations Ribosomal mutations Dysregulated Onco - and Mitoribosomes

/ 10 RMA: Ribosome Modulating Agent; ERSG: Eukaryotic Ribosome Selective Glycoside Complementary human ribosome targeting technologies that address defects in protein translation Ribosome = “protein factory”: Correcting mRNA and ribosomal mutations Ribosome large subunit Ribosome small subunit ERSG Restore full length proteins and inhibit protein translation mRNA RMA Amino acid

Strong evidence of readthrough activity with macrolides and aminoglycosides

Clinically relevant readthrough reported in over 36 different rare diseases

Diseases	Evidence	Readthrough Agent(s) Tested	
		Macrolides	Aminoglycosides
Familial Adenomatous Polyposis (FAP)	Clinical[1]	Ery, Tyl	Gen
Cystic Fibrosis Class 1	Clinical[2]	Tyl	Gen, G418
Duchenne Muscular Dystrophy	Clinical[3]		Gen
Dystrophic Epidermolysis Bullosa (RDEB)	Clinical[4]		Gen, G418
Lysosomal Storage Disorders, e.g., MPSI (Hurler), cystinosis	*ex vivo*[5]		Gen, G418
Rett Syndrome	*ex vivo*[5]	Ery	Gen
Spinal Muscular Atrophy (SMA)	*ex vivo*[5]	Azm, Ery	Gen
Ataxia-Telangiectasia (ATM)	*ex vivo*[5]	Ery	Gen
Usher syndrome/retinitis pigmentosa (RP)	*in vivo* Preclinical[6]		Gen, G418

Macrolides: Erythromycin (Ery); Tylosin (Tyl); Azithromycin (Azm)
Aminoglycosides: Gentamicin (Gen); Geneticin (G418)

11

[1]Kariv, R. Ann. Oncol. 2018, 29, suppl3; [2]Sermet-Gaudelus, I. BMC Med. 2007, 5, 5; [3]Malik, V. Ther. Adv. Neurol. Disord. 2010, 3, 379; [4]Woodley, D. J Clin Invest. 2017;127(8):3028, [5]Caspi, M., J Mol Med (Berl). 2016 Apr;94(4):469-82; [6]Goldmann, T, Hum Gene Ther. 2011 May;22(5):537-47.

Eloxx PHARMACEUTICALS

/ 12 Large and broad applications for human ribosome targeted genetic therapies Readthrough = “Functional Gene Therapy” RMA ERSG Protein Translation Inhibition RMA Stop codon readthrough in rare diseases and cancer • 10 – 12% of patients across >1800 rare diseases • 6 – 10% of cancer patients have nonsense mutations in tumor suppressor genes • 20 – 30% of neoantigens in cancer patients have nonsense mutations Onco - and mitoribosomal cancers: • Myc amplified lymphomas – (e.g., MALT, Burkitt, DLBCL) • Hereditary Ribosomopathies • HPV associated cancers (Head & Neck, Cervical) • Triple Negative Breast, KRAS mutated Pancreatic Cancer, etc.

Deep pipeline of synergistic potential first-in-class therapies

	Target	Indication	Discovery	Early research	Lead optimization	IND enabling	Phase 1 – first in human	Phase 2
Nonsense readthrough: rare disease	CFTR	Class 1 CF						ELX-02
	Collagen VII A1/LAMB3	RDEB/JEB				ZKN013/ZKN034		
	CFTR	Class 1 CF		RMA				
	PKD1, PKD2 and Oca2	ADPKD/inherited retinal diseases			ERSG			
Nonsense readthrough: oncology	APC	FAP and CRC			ZKN013/ZKN074			
	Undisclosed	Pan cancer/ IO combination	RMA					
Protein translation inhibition	Onco-ribosome & mito-ribosome mutations	Undisclosed	RMA					

13

*Class 1 CF: Cystic fibrosis patients with class1 mutations; ADPKD: Autosomal dominant polycystic kidney disease; FAP: Familial adenomatous polyposis; CRC: Colorectal cancer

Eloxx PHARMACEUTICALS

/ 14 ELX - 02 (Clinical) and ERSG Preclinical programs

ERSGs like ELX-02 designed to expand human ribosome selectivity and therapeutic index over aminoglycosides

Eukaryotic ribosome selectivity comparison



Selectivity over mitochondrial ribosome (fold)
10000
1000
100
10
1
0.1
0.0001
0.001
0.01
0.1
1
10
Selectivity over prokaryotic ribosome (fold)
ELX-02 and other ERSGs
G418
Gentamicin

15

Data adapted from: Kandasamy. Increased Selectivity toward Cytoplasmic versus Mitochondrial Ribosome Confers Improved Efficiency of Synthetic Aminoglycosides in Fixing Damaged Genes: A Strategy for Treatment of Genetic Diseases Caused by Nonsense Mutations. *J. Med. Chem.* (2012)

Eloxx PHARMACEUTICALS

/ 16 Class 1 CF opportunity and clinical rationale 1 Allelic frequency based on CFTR2 database (July 2020); CF population data based on 2019 Patient Registry Report. 2 Sermet - Gaudelus, I. BMC Med . 2007, 5, 5; Clinical validation for gentamicin supports ELX - 02 use in treating Class 1 Cystic Fibrosis nonsense mutation patients No currently approved drugs to treat CFTR nonsense mutations Nonsense allele frequency of global CF patient population N=12% of all CF patients 1 23% 3% 7% 13% 17% 37% 73 remaining nonsense alleles E60X R1162X R553X W1282X G542X Class 1 CF Gentamicin treatment 9 patients (10 mg/kg iv, qd for 15 days) 2 Change in sweat chloride (mM/L) 109 85 Placebo Gentamicin - 22%

/ 17 Swelling response in G542X CF patient organoids 1 Ussing chamber results heterozygous G542X/Fdel508 HBE cells 1 Ordinary one - way ANOVA with Tukey’s multiple comparison testing was used; **** p<0.0001 versus vehicle control, ## p<0.01 versus next lower concentration, #### p<0.0001 versus next lower concentration. Data represent >40 biological replicates per group from 2 or 4 independent patient organoids, respectively. High ELX - 02 efficacy in organoid swelling and Ussing chamber experiments *p<0.05, **p<0.01 HBE cells were incubated for 2 days with ELX - 02 0 25 50 75 100125 0 2 4 6 8 10 ELX-02 (mg/ml) l s c ( m A / c m 2 ) * ** -1000 0 1000 2000 3000 4000 5000 S w e i l l i n g A U C Organoid Swelling **** **** ## **** **** #### 0 80 160 (mM) ELX02 0 80 160 G542X/ 2nd nonsense G542X/ Class II

/ 18 Swelling response in Class 1 and Class 2 CF patient organoids when treated with ELX - 02 vs. Symdeko ClinicalTrials.gov Identifier: US Trial NCT04135495, EU/IL Trial NCT04126473 * From baseline to Day 7 of treatment periods 1 - 3, and Days 7 and 14 of treatment period 4 ** Lancet Respir Med. 2014 Jul;2(7):527 - 38., N Engl J Med . 2010 Nov 18; 363(21): 1991 – 2003. Swelling response in Class 1 CF organoids with ELX - 02 compares favorably with Symdeko in Class 2 organoids Organoid swelling (0.8 μ M forskolin) G542X; G542X G542X; Class 2 G542X; F508del G542X; F508del F508del; F508del 0 2000 4000 6000 8000 10000 A U C C u m u l a t i v e S w e l l i n g ( t = 1 2 0 m i n ) Organoid Swelling 0.8 mM forskolin ELX-02 tezacaftor/ ivacaftor

/ 19 Swelling response in CF patient organoids ELX - 02 efficacy seen across CFTR nonsense mutations W1282X response example R553X response example R1162X response example

ELX-02 shows synergy with Kalydeco (VX770- a potentiator)

Using Chamber experiment: Treatment of Het G542X HBE cells

G542X/F508del





20
15
10
5
0
Isc (µA/cm²)
****
***
**
*
0
25
50
75
100
125
250
(µg/mL)
ELX-02
ELX-02 & VX-770 (10µM)

20

ELX-02 well tolerated in Phase 1 and 2 clinical studies

>100 subjects exposed to ELX-02 to date with NO treatment-related serious adverse events or off target effects reported

PHASE 1: Healthy volunteers and subjects with various severities of renal dysfunction

- Single and Multiple ascending doses studied from 0.3 to 7.5 mg/kg. **Generally well tolerated**
- No dose limiting toxicities, SAEs or off target effects
  - No nephrotoxicity or vestibular toxicity
- Most common AE was mild injection site reaction
- 5 transient and reversible cases of high frequency audiometry shift
- Highly reproducible PK over the dose range studied

PHASE 2: Nephropathic cystinosis with homozygous CTNS W138X who previously received kidney transplant

- **Generally well tolerated:** No treatment-related serious adverse events, nephrotoxicity, or ototoxicity
- Mild injection site reactions reported
- No meaningful changes in eGFR or serum creatinine
  - Consistent with preservation of kidney function
- Pharmacokinetics consistent with previous studies in healthy volunteers
- **Safety Review Committee approval to enroll patients ages 12 years and older**

Data presented at scientific meetings in 2019 and published in peer reviewed journals in 2021

Phase I trial records: NCT03776539, NCT03309605, NCT03292302,
Phase II trial record: NCT04069260

21

Eloxx PHARMACEUTICALS

ELX-02 Phase 2 cystic fibrosis trial designed to evaluate safety and short term sweat chloride reduction

ELX-02 Phase 2 program principally designed for safety and dose finding in CF patients, with sweat chloride as PD biomarker

Population

- Up to 24 CF patients with a *G542X* mutation on one or both alleles

Primary outcome measures

- Safety, tolerability, and pharmacokinetics

Secondary outcome measures

- Change from baseline in sweat chloride concentration*
- Change from baseline in percent predicted forced expiratory volume (ppFEV1)*

Locations

- Europe, Israel & USA, opening additional sites in Canada and Australia

DESIGN: Intra-patient dose escalation through 4 increasing doses of ELX-02

Dose 1
0.3 mg/kg
SC QD for 7 days

Dose 2
0.75 mg/kg
SC QD for 7 days

Dose 3
1.5 mg/kg
SC QD for 7 days

Dose 4 (individualized)
Up to 3 mg/kg
SC QD for 14 days

22

ClinicalTrials.gov Identifier: US Trial NCT04135495, EU/IL Trial NCT04126473
* From baseline to Day 7 of treatment periods 1-3, and Days 7 and 14 of treatment period 4

Eloxx PHARMACEUTICALS

/ 23 Larger and longer ORKAMBI Ph3 trial showed +2.6% FEV 1 change leading to its approval FEV 1 improvement is not significant for any dose group in small short trial -18 -16 -14 -12 -10 -8 -6 -4 -2 0 Day 7 Day 14 Day 21 Mean change (mmol/L Placebo Lumacaftor 200 mg once per day + ivacaftor 150 mg every 12 h (N=20) Lumacaftor 200 mg once per day + ivacaftor 250 mg every 12 h (N=18) * W/DRL = Withdrawal period Lancet Respir Med . 2014 Jul;2(7):527 - 38. doi: 10.1016/S2213 - 2600(14)70132 - 8 ORKAMBI confirmed sweat chloride reduction, but no FEV 1 change in similar small P2 safety trial Orkambi Ph 2 (Cohort 1) trial – Changes in sweat chloride MONOTHERAPY COMBINATION W/DRL* Sweat chloride change at day 21 is decreased ( – 10·9 mmol/L) for high dose group FEV 1 – Ph2 P2 trials for Kalydeco and Orkambi found changes in sweat chloride to be less variable in small studies than FEV 1 /ppFEV 1 , which were not significant in many cohorts FEV 1 – Ph3 Treatment in homozygous delta F508 CF patients

/ 24 Expect to complete enrollment in Phase 2 clinical trials by midyear and report data in 2H 2021 ELX - 02: Potential for transformative efficacy in Class 1 CF patients Demonstrated efficacy in clinically relevant pre - clinical models • Swelling response in Class 1 CF patient organoids • Induces CFTR activity of up to 30% of normal; confirmed in Ussing Chamber • Active across broad range of mutations Safety demonstrated in clinical studies • Generally well - tolerated for chronic dosing, with no serious adverse events in over 100 subjects exposed to ELX - 02 to date • Consistent pharmacokinetics across both single and multiple - dose accumulations Phase 2 CF trials designed for rapid clinical signal • Study designed to confirm safety and biological activity via changes in sweat chloride • Funding provided by Cystic Fibrosis Foundation (CFF), sanctioned by CFF - TDN & ECFS - CTN (high priority ranking)

/ 25 Readthrough shown in preclinical models with other ERSG’s in rare kidney and ocular diseases -4.5 -4.0 -3.5 -3.0 -2.5 -2.0 0 5 10 15 20 25 PKD1 Dual luciferase % Read-through, ELX-10 Log [ELX-10] (M) % r e a d - t h r o u g h Q4042X R4228X R2430X PKD1 • Mutations in PKD1 or PKD2 lead to cyst growth • Affects 6 – 10% of patients on dialysis and renal transplant in the US • Usher syndrome and Retinitis Pigmentosa are most common diseases • Approx. 2000 patients in the US Single dose study in SJL/J mouse with R262X mutation in OCA2 gene 1 Inherited Retinal Diseases (IRDs) Polycystic Kidney Disease (ADPKD) Readthrough in nonsense mutations in PKD1 gene with ELX - 10 in dual luciferase assay

/ 26

TURBO-ZM™ (TUning the RiBOsome with Zikani Molecules) platform fully unlocks the potential of macrolides

TURBO-ZM™: Applying macrolide SAR to RMA design

Optimize for:
- Readthrough
- Protein translation inhibition

Interact with the peptide sequence

Modulate:
- PK
- Safety: cardiac, liver
- Oral bioavailability


B
C
D
A
E
X
F
O

Essential for ribosomal binding

RMA core required for ribosomal binding

Modulate cytoplasm and mitochondrial ribosome binding activity

27

/ 28 Nascent peptide exit tunnel in E. coli vs. human ribosomes 1 1 Nucleic Acids Res . 2019;47(8):4198 - 4210 Strong rationale for macrolides to bind to the human ribosome Macrolide binding site in prokaryotic (bacterial) ribosome 75% of binding site conserved in the human (eukaryotic) ribosome 1 First constriction site Second constriction site E. coli H. Sapiens

/ 29 Zikani RMA Library (2000+) Growing library of RMAs with drug - like properties

RMAs show superior readthrough to alternatives

Readthrough Emax of selected RMA hits relative luciferase units compared to DMSO in W134X Nanoluc reporter assay


+710%
+333%
3,005
5,613
1,791
18,188
7,420
14,811
10,157
8,597
24,330
12,614
G418 (100µM)
Active control 1
Active control 2
ZKN-1
ZKN-2
ZKN-3
ZKN-4
ZKN-5
ZKN-6
ZKN-7

30

Eloxx

/ 31 RMA Preclinical programs: RDEB/JEB, CF and FAP

/ 32 RDEB and JEB : Recessive Dystrophic and Junctional Epidermolysis Bullosa 1 Woodley, DT. J Clin Investig 2017, 127, 3028 - 3038; 2 Hammersen, Johanna et al. Dermatology May 2019 RDEB/JEB: Clinically validated path for RMAs in rare skin disease targeting patients with nonsense mutations • Mutations in COL7A1 gene (Collagen) and LAMB3 (Laminin) • Most RDEB patient develop skin cancer by age 35 • Average mortality of JEB patients is 18 months Gentamicin treatment of RDEB patients (0.1% gentamicin ointment tid for 2 weeks; n=5) 1 Wound closure at 3 months, % Total blistering events at 3 months 13 4 Placebo Gentamicin - 69% 47 78 Gentamicin Placebo +66% RDEB RDEB and JEB ~4,000 patients, $1.5B TAM

RDEB: RMAs restore functional collagen protein in primary patient cells comparable to high dose gentamicin

COL7 with 48 hr. exposure in RDEB patient derived **primary** fibroblasts*

Full length protein in Hom R578X COL7A Fibroblasts**



ZKN-0010
ZKN-0013
ZKN-0034
GENT 400 μg/ml
μM
0
12.5
25
25
50
50
100
COL7
B-Actin

Full length protein in R613X/R1683X COL7A Fibroblasts**



ZKN-0010
ZKN-0013
ZKN-0034
GENT 400 μg/ml
μM
0
12.5
25
25
50
50
100
COL7
B-Actin

Data generated in collaboration with academic partner

- **Assay with proven translation to clinic**
- **30 to 60-day Col7 protein half-life**
- **RMAs compounds exceed clinical efficacy threshold of 10% Gentamicin 845uM**

33

* Fibroblasts isolated from patients two and five in gentamicin clinical trial. *J Clin Invest* 2017, 127, 3028-3038
** 48 hours treatment with media and compounds replaced and refreshed at 24 hours. Study repeated twice with equivalent results.

Eloxx PHARMACEUTICALS

Class 1 CF: RMA lead showed highest ever readthrough preclinical Ussing chamber assay

Summary of Class 1 CF data

Het G542X Human Broncho Epithelial (HBE) cells Ussing Chamber steady state modulator response measurement**



Isc chloride transport (μA/cm²)
+47%
DMSO
VX-809 (3uM)
RMA (15 uM)
RMA (30 uM)
G418 (50 uM)
G418 (100 uM)

Data generated at Chantest

CYSTIC FIBROSIS FOUNDATION

"Never seen before impressive single agent activity from non aminoglycoside class – need to advance this program"

– CF Foundation

Encouraged to apply for "Path to Cures"

Submitted $2.5M grant to CF Foundation to support through development candidate

34

* Forskolin 10 μM/1μM VX-770 - both chambers

** VX 809 and RMA data averaged from 2 separate Ussing chamber results

Eloxx PHARMACEUTICALS

/ 35 1 Kariv, R. Int J Cancer . 2019 doi: 10.1002/ijc.32557 APC readthrough: Supported by positive prior clinical success of Erythromycin in FAP Erythromycin treatment (250 mg/day po for 4 months) Change in polyp burden at 12 months 1 45.7 34.9 - 42.2 - 55.1 Change in polyp number Change in polyp cumulative size - 1 yr to baseline 8 months post treatment • Mutations in the Adenomatous Polyposis Coli (APC) gene (tumor suppressor gene) • FAP patients develop CRC by age 40 • 80% of CRC patients have an APC mutation Clinical trial success in FAP with Erythromycin APC mutant Familial Adenomatous Polyposis (FAP) and CRC 8,000 – 12,500 FAP patients in the US/EU; 210,000 CRC patients WW

/ 36 Efficacy of ZN013 in colorectal cancer patient derived tumor grafts ex - vivo Clear path treating FAP supported by efficacy in APC mutant cancer patient tumor grafts • Ex - vivo sensitivity assessment in tumor grafts • Potent tumor growth inhibition – GI50<15uM • Cancer xenograft studies planned in 2021 ZNK013 CTG - 0382 (R1450X/fsX912X) CTG - 1170 (Q1429X)

/ 37 Positioned to be the world leader in ribosome targeted genetic therapies Proprietary ribosome targeted small molecule platforms targeting rare diseases and oncology Deep pipeline led by clinical stage program to treat class 1 nonsense mutations in Cystic Fibrosis Expect to file first IND for first - in - class oral RDEB/JEB program expected in 2022; expect to file 1 IND per year after 2022 Right leadership, team, and advisors

/ 38